Exhibit 10.1

FIRST AMENDMENT
TO
WARRANT TO PURCHASE COMMON STOCK

This First Amendment to the Warrant To Purchase Common Stock (this “Amendment”) is entered into as of the ____ day of December, 2013, by and between, Kandi Technologies Group, Inc., a Delaware corporation (the “Company”) and [Investor] (the “Investor”). Any capitalized terms in this Amendment not otherwise defined shall have the meaning ascribed to them in the Warrant (as hereinafter defined).

RECITALS

WHEREAS, the Company has issued to the Investor a warrant to purchase [Insert] shares of Common Stock of the Company, subject to adjustment, pursuant to that certain Warrant to Purchase Common Stock, issued December 23, 2010, as amended (the “Warrant”);

WHEREAS, the Warrant expires on December 23, 2013;

WHEREAS, a Form S-3 Registration Statement (No. 333-191283) (as amended, restated, supplemented, or otherwise modified from time to time, the “Registration Statement”), covering the shares of Common Stock issuable upon exercise of the Warrant, has been filed with SEC; and

WHEREAS, prior to the Registration Statement being declared effective by the SEC, the Company and the Investor desire to amend the Warrant to extend the expiration date of the Warrant from December 23, 2013 to June 30, 2014.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.               Section 17(k). Section 17(k) of the Warrant is deleted in its entirety and replaced with the following:

(k)               “Expiration Date” means June 30, 2014.

2.               Except as otherwise expressly stated herein, all provisions of the Warrant Agreement remain in full force and effect.

3.               The parties shall take all such further action and execute and deliver all such other documents, papers and instruments as may be reasonably necessary or appropriate in order to evidence the purpose and intent of the transactions contemplated by this Amendment.

4.               This Amendment may be signed in one or more counterparts, which when taken together shall constitute one and the same Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

KANDI TECHNOLOGIES GROUP, INC.

By:
Name:
Title:

INVESTOR

[INSERT NAME]

By:
Name:
Title: